Exhibit 99.1

Enveric Biosciences Files Portfolio of Patent Applications for

Tryptamine-Based Molecules

Robust Portfolio of Psychedelic-Inspired Molecules Positions Enveric to Achieve Global Patent

Protection to potentially Cover Millions of Novel Pharmaceutical Candidates

NAPLES, Fla., March 1, 2022 – Enveric Biosciences (NASDAQ: ENVB) (“Enveric” or the “Company”), a neuroscience-focused pharmaceutical company developing next-generation, psychedelic-inspired mental health medicines, today announces that it has filed its 10th Patent Cooperation Treaty (“PCT”) patent application directed to tryptamine-based derivative molecules, completing the Company’s broad series of PCT applications covering this family of compounds.

The Company’s robust tryptamine-derivative intellectual property portfolio claims novel molecules structurally related to certain naturally occurring psychedelics, such as dimethyltryptamine (DMT), psilocybin, psilocin, and 5-MeO-DMT. Some of the naturally occurring molecules are themselves currently being investigated by researchers around the world as potential treatments for a broad range of psychiatric and neurologic disorders including depression, anxiety, schizophrenia, obsessive-compulsive disorder, posttraumatic stress disorder, eating disorders, pain, autism, and Alzheimer’s disease.1,2

“With the aim of optimizing commercial and regulatory success, a primary focus of Enveric is the creation of novel molecules with improved pharmaceutical characteristics that are also protected by composition of matter, manufacturing, and method-of-use patent claims,” said Dr. Peter Facchini, Chief Innovation Officer, Enveric. “Enveric’s extensive intellectual property portfolio enables the Company to invest in, and harness, the therapeutic potential of these molecules. In our pursuit to maximize the potential of our large and diverse library of novel and protected drug candidates, we intend to pursue out-licensing opportunities to collaborate with other leading drug development companies with a similar focus on delivering benefits to patients suffering from psychiatric and neurologic disorders”.

References:

1.	Szabo A. Psychedelics and immunomodulation: novel approaches and therapeutic opportunities. Frontiers Immunol. 2015;6:358. doi: 10.3389/fimmu.2015.00358
2.	Castelhano J, Lima G, Teixeira M, Soares C, Pais M, Castelo-Branco M. The effects of tryptamine psychedelics in the brain: a meta-analysis of functional and review of molecular imaging studies. Frontiers Pharmacol. 2021;12:739053. doi: 10.3389/fphar.2021.739053

About Enveric Biosciences

Enveric Biosciences (NASDAQ: ENVB) is a neuroscience-focused pharmaceutical company developing next-generation, psychedelic-inspired mental health medicines. Enveric’s robust pipeline supports drug development from the clinic to commercialization aimed to help millions of patients in need around the world suffering from conditions that include cancer-related distress, PTSD and more. For additional information, please visit www.enveric.com.

Forward-Looking Statements

This press release contains forward-looking statements and forward-looking information within the meaning of applicable securities laws. These statements relate to future events or future performance. All statements other than statements of historical fact may be forward-looking statements or information. Generally, forward-looking statements and information may be identified by the use of forward-looking terminology such as “plans”, “ expects” or “does not expect”, “proposed”, “is expected”, “budgets”, “scheduled”, “estimates”, “forecasts”, “intends”, “anticipates” or “does not anticipate”, or “believes”, or variations of such words and phrases, or by the use of words or phrases which state that certain actions, events or results may, could, would, or might occur or be achieved. Forward-looking statements consist of statements that are not purely historical, including any statements regarding beliefs, plans, expectations, or intentions regarding the future. Such forward-looking statements are based on the beliefs of management as well as assumptions made by and information currently available to management. Actual results could differ materially from those contemplated by the forward-looking statements as a result of certain factors, including, but not limited to, the ability to achieve the value creation contemplated by technical developments; the impact of the novel coronavirus (COVID-19) on Enveric’s ongoing and planned pre-clinical or clinical trials; the geographic, social and economic impact of COVID-19 on Enveric’s ability to conduct its business and raise capital in the future when needed; delays in planned pre-clinical or clinical trials; the ability to establish that potential products are efficacious or safe in preclinical or clinical trials; the ability to establish or maintain collaborations on the development of therapeutic candidates; the ability to obtain appropriate or necessary governmental approvals to market potential products; the ability to obtain future funding for developmental products and working capital and to obtain such funding on commercially reasonable terms; Enveric’s ability to manufacture product candidates on a commercial scale or in collaborations with third parties; changes in the size and nature of competitors; the ability to retain key executives and scientists; and the ability to secure and enforce legal rights related to Enveric’s products, including patent protection. A discussion of these and other factors, including risks and uncertainties with respect to Enveric, is set forth in Enveric’s filings with the Securities and Exchange Commission (SEC), including the Company’s Annual Report on Form 10-K and its Quarterly Reports on Form 10-Q. Enveric disclaims any intention or obligation to revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Investor Contacts

Valter Pinto / Allison Soss

KCSA Strategic Communications

212.896.1254 / 212.896.1267

valter@kcsa.com / asoss@kcsa.com

Media Contacts

Natalie Dolphin

Enveric Biosciences Inc.

416.706.6364

ndolphin@enveric.com